                      SECURITIES  AND EXCHANGE COMMISSION

                            WASHINGTON, DC    20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                      AMENDMENT TO APPLICATION OR REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 1, 1997

                         INTEGRATED ORTHOPAEDICS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)


          1-10677                                             76-0203483
  (Commission File Number)                                 (I.R.S. Employer
                                                           Identification No.)


                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                    (Address of principal executive office,
                              including zip code)

      Registrant's telephone number, including area code:  (713) 225-5464

               5858 Westheimer, Suite 500, Houston, Texas  77057
               -------------------------------------------------
         (former name or former address, if changed since last report)



This document consists of  7  pages.
                          ---

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other provisions of its Current Report on Form 8-K (the "K") dated October 15, 1997, (Commission File Number 1-10677), as set forth below:

Item 7      Financial Statements and Exhibits
------      ---------------------------------
       Pro Forma financial information

            Introduction                                                  Page 2

            Unaudited Pro Forma Balance Sheet as of
            September 30, 1997                                            Page 3

            Unaudited Pro Forma Statement of
            Income for the Nine Months Ended
            September 30, 1997                                            Page 4

            Unaudited Pro Forma Statement of
            Income for the Year Ended December 31, 1997                   Page 5

            Notes to Unaudited Pro Forma Financial Statements             Page 6


Item 7(b)   Unaudited Pro Forma Financial Information
---------   -----------------------------------------

     Effective October 1, 1997, Integrated Orthopaedics, Inc., through a wholly-owned subsidiary (together, the "Company"), acquired the accounts receivable, acquired the right to manage the non-medical operations, and entered into a long term management agreement with the medical practice conducted by Merritt Orthopaedic Associates, P.C. ("MOA"), a five physician orthopaedic medicine practice located in Bridgeport, Connecticut. In exchange, the Company delivered aggregate consideration, of approximately $4,110,000, including (i) cash and estimated transaction costs of approximately $962,000, (ii) an agreement to deliver cash of $1,505,000 on January 5, 1998, and (iii) an agreement to deliver 423,917 shares of the Company's common stock on January 5, 1998. The purchase price was determined after arms-length negotiations between the Company and MOA. The cash portion of the transaction was funded from the Company's existing cash reserves. In connection with the MOA transaction, the Company also undertook a five-year operating lease covering the facility from which MOA has historically rendered its medical services. The use of this facility will be provided to MOA pursuant to the Company's obligations under the management agreement.

     The following Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 and the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been prepared to reflect adjustments to the Company's historical financial position and results of operations to give effect to the Merritt Orthopaedic Associates, P.C. management services agreement transaction (the "Merritt Transaction").

     The Unaudited Pro Forma consolidated Balance Sheet has been prepared as if the Merritt Transaction occurred on September 30, 1997.

     The Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 have been prepared as if the Merritt Transaction occurred on January 1, 1997 and 1996, respectively.

     The pro forma financial statements have been prepared by the Company based on the Company's and Merritt's unaudited financial statements as of and for the nine months ended September 30, 1997 and the audited financial statements for the year ended December 31, 1996. For purposes of preparing the pro forma financial statements, the Company has estimated revenues for the periods prior to the Company's affiliation with Merritt by applying the management fee formula contained in the management services agreement with Merritt to the historical medical practice revenue. These pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the results that would have been obtained had the Merritt Transaction been completed at the time above. This information should be read in conjunction with the Company's and Merritt's historical financial statements.

                         INTEGRATED ORTHOPAEDICS, INC.
                      PRO FORMA BALANCE SHEET (UNAUDITED)
                              SEPTEMBER 30, 1997

                                                             Historical (1)                        Pro Forma
                                                    -------------------------------     -------------------------------
                                                       Integrated                       Transaction               As
                                                    Orthopaedics, Inc.      Merritt     Adjustments            Adjusted
                                                    ------------------      -------     -----------            --------
Current Assets:
    Cash & Equivalents                                     $ 5,588,181      $ 115,302    $ (980,243)  (2)    $ 4,723,240
    Accounts Receivable, net                                 2,782,925        516,000             0            3,298,925
    Income Taxes Receivable                                    810,311              0             0              810,311
    Notes Receivable, net                                      183,950              0             0              183,950
    Other Current Assets                                       254,263          2,093        (2,093)  (3)        254,263
                                                           -----------      ---------    ----------   ---    -----------
          Total Current Assets                               9,619,630        633,395      (982,336)           9,270,689

Property and Equipment
    Equipment                                                3,460,892        175,333      (175,333)  (3)      3,460,892
    Leasehold Improvements                                     259,368          2,622        (2,622)  (3)        259,368
    Furniture & Fixtures                                       385,838              0             0              385,838
                                                           -----------      ---------    ----------          -----------
                                                             4,106,098        177,955      (177,955)           4,106,098
    Less : Accumulated Depreciation                          3,108,342        147,417       147,417   (3)      3,108,342
                                                           -----------      ---------    ----------   ---    -----------
                                                               997,756         30,538       (30,538)             997,756

Other Assets                                                   324,934              0             0              324,934

Management Services Agreement (MSA)                                  0              0     3,594,230   (4)      3,594,230
    Less : Accumulated Amortization                                  0              0             0                    0
                                                           -----------      ---------    ----------          -----------
Net MSA                                                              0              0     3,594,230            3,594,230
                                                           -----------      ---------    ----------          -----------
          Total Assets                                     $10,942,320      $ 663,933    $2,581,356          $14,187,609
                                                           ===========      =========    ==========          ===========
Current Liabilities
    Accounts Payable                                         1,031,472          9,743        (9,743)           1,031,472
    Accrued Expenses                                         1,646,089              0        97,059   (5)      1,743,148
    Income Taxes Payable                                       208,168         33,527       (33,527)  (3)        208,168
    Current Obligations Under Capital Lease                     14,379              0             0               14,379
    Current Portion of Notes Payable                           103,470              0             0              103,470
                                                           -----------      ---------    ----------          -----------
          Total Current                                      3,003,578         43,270        53,789            3,100,637

Note Payable                                                   577,832              0     1,505,000   (6)      2,082,832
Obligations Under Capital Lease                                172,303              0             0              172,303
Deferred Income Taxes                                          160,174        191,766      (191,766)  (3)        160,174
                                                           -----------      ---------    ----------          -----------
          Total Liabilities                                  3,913,887        235,036     1,367,023            5,515,946
                                                            -----------      ---------    ----------         -----------
Stockholders Equity
    Common Stock                                                 5,314          1,200          (776)  (7)(8)       5,738
    Preferred Stock                                                252              0             0                  252

Additional paid in capital                                   4,886,712              0     1,642,806   (8)      6,529,518
    Retained Earnings                                        2,136,169        427,697      (427,697)  (7)      2,136,169
    Treasury Stock                                                 (14)             0             0                  (14)
                                                           -----------      ---------    ----------          -----------
Total Stockholder's Equity                                   7,028,433        428,897     1,214,333            8,671,663
                                                           -----------      ---------    ----------          -----------
Total Liabilities & Stockholders Equity                    $10,942,320      $ 663,933    $2,581,356          $14,187,609
                                                           ===========      =========    ==========          ===========

                         INTEGRATED ORTHOPAEDICS, INC.
                   PRO FORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                         Unaudited Historical                            Pro Forma
                                             --------------------------------------------     ----------------------------------
                                              Integrated
                                             Orthopaedics,                        New         Transaction                As
                                                 Inc.           Merritt         Combined      Adjustments             Adjusted
---------------------------------------      ------------     -----------    ------------     -----------          -------------
Revenues                                     $ 5,934,687      $2,029,645     $ 7,964,332       ($881,353)   (9)    $ 7,082,979
                                             -----------      ----------     -----------     -----------    ---    -----------
Cost & Expenses:
Compensation costs and medical services        3,088,825       1,474,575       4,563,400      (1,180,125)  (10)      3,383,275
Other direct costs                               910,231          66,761         976,992               0               976,992
General and administrative                     3,023,862         436,763       3,460,625         (27,405)  (11)      3,443,220
Depreciation and amortization                    176,182          10,086         186,268          57,306   (12)        243,574
Provision for doubtful accounts                  820,878               0         820,878               0               820,878
Gain from restructuring                         (627,996)              0        (627,996)              0              (627,996)
                                             -----------      ----------     -----------     -----------           -----------
Income From Operations                        (1,457,295)         41,460      (1,415,835)        268,871            (1,146,964)

Interest Expense                                  56,975               0          56,975          78,796   (13)        135,771
Interest Income                                  267,470               0         267,470               0               267,470
                                             -----------      ----------     -----------     -----------           -----------
Earnings (Loss) Before Income Taxes           (1,246,800)         41,460      (1,205,340)        190,075            (1,015,265)

Income Tax Benefit/(Provision)                   473,784         (19,350)        454,434         (72,228)  (14)        382,206
                                             -----------      ----------     -----------     -----------           -----------
Net Income/(Loss)                            $  (773,016)     $   22,110     $  (750,906)    $   117,847           $  (633,059)
                                             ===========      ==========     ===========     ===========           ===========

                         INTEGRATED ORTHOPAEDICS, INC.
                  PRO-FORMA STATEMENTS OF INCOME (UNADUITED)
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                              Historical                                 Pro Forma
                                             --------------------------------------------     ----------------------------------
                                              Integrated
                                             Orthopaedics,                        New         Transaction                As
                                                 Inc.           Merritt         Combined      Adjustments             Adjusted
---------------------------------------      ------------     -----------    ------------     -----------          -------------
Revenues                                     $14,313,154      $2,411,977     $16,725,131     ($1,040,074)   (9)    $15,685,057
                                             -----------      ----------     -----------     -----------           -----------
Cost & Expenses:
Compensation costs and medical services        7,471,423       1,647,079        9,118,502      (1,261,144)  (10)      7,857,358
Other direct costs                             3,807,499          75,296        3,882,795               0             3,882,795
General and administrative                     2,612,645         518,324        3,130,969         (53,398)  (11)      3,077,571
Depreciation and amortization                    790,523          12,265          802,788          77,591   (12)        880,379
Provision for doubtful accounts                1,417,485               0        1,417,485               0             1,417,485
Gain from restructuring                       (3,167,701)              0       (3,167,701)              0            (3,167,701)
                                             -----------      ----------      -----------     -----------           -----------
Income From Operations                         1,381,280         159,013        1,540,293         196,877             1,737,170

Interest Expense                                 170,577               0          170,577         105,350   (13)        275,927
Interest Income                                        0               0                0               0                     0
                                             -----------      ----------      -----------     -----------           -----------
Earnings (Loss) Before Taxes                   1,210,703         159,013        1,369,716          91,527             1,461,243

Income Taxes                                     423,591          61,986          485,577          32,023   (14)        517,600
                                             -----------      ----------      -----------     -----------           -----------
Net Income                                   $   787,112      $   97,027      $   884,139     $    59,504           $   943,643
                                             ===========      ==========      ===========     ===========           ===========

                         INTEGRATED ORTHOPAEDICS, INC.


Notes to Unaudited Pro Forma financial Statements

(1) The columns include unaudited September 30, 1997 and audited December 31, 1996 historical financial information of Integrated Orthopaedics, Inc. ("IOI") and Merritt Orthopaedic Associates, P.C. ("Merritt").

(2) Adjustment to reflect payment of cash consideration of $746,000, transaction costs of $118,941 and $115,302 of cash retained by the Merritt physicians.

(3) Adjustment to eliminate assets not acquired and liabilities not assumed in the Merritt transaction.

(4) Adjustment to reflect the cost of the Merritt management services agreement, estimated for purposes of the pro forma balance sheet as $3,594,230. The Company does not expect this estimate to change materially when the Company completes its valuations of acquired assets and assumed liabilities.

(5)   Adjustment to reflect $97,059 of accrued transaction costs.

(6) Adjustment to reflect $1,505,000 payable to Merritt affiliated physicians due January 5, 1998.

(7)   Adjustment to eliminate the historical ownership interest of Merritt.

(8) Adjustment to reflect the commitment to issue 423,917 shares of Common Stock at specified future dates for no additional consideration to Merritt affiliated physicians.

(9) Adjustment to eliminate medical practice revenues of Merritt which would not constitute revenue to the Company pursuant to the management services agreements.

(10) Adjustment to eliminate Merritt physician compensation that would not constitute expense to the Company pursuant to the management services agreement.

(11) Adjustment to eliminate medical practice expenses of Merritt which would not constitute expenses to the Company pursuant to the management services agreement.

(12) Adjustment to reflect additional amortization attributable to the newly obtained management service agreements with Merritt over their contractual term of 40 years, and depreciation on Merritt's fixed assets not assumed in the transaction.

(13) Adjustment to reflect the impact of interest expense implied on the $1,505,000 payable to Merritt affiliated physicians at 7% interest.

(14) Adjustment to reflect the tax (provision)/benefit of transaction adjustments.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 INTEGRATED ORTHOPAEDICS, INC.
                                     (Registrant)



 Date: December 15, 1997         By /s/ RONALD E. PIERCE
                                   -----------------------------
                                 Ronald E. Pierce
                                 President